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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): November 5, 2002


                           LONG BEACH SECURITIES CORP.
             (Exact name of registrant as specified in its charter)
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     Delaware                          333-90550               33-0917586
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)        Identification Number)

       1100 Town & Country Road
                Suite 1600
         Orange, California                                     92868
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 541-5378

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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits:



                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.             Description
----------        ----------------        -----------

1                 5.1                     Opinion and Consent of
                                          Heller Ehrman White & McAuliffe LLP














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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 5, 2002

                                          LONG BEACH SECURITIES CORP.


                                          By:      /s/  Jeffrey A Sorenson
                                          Name:    Jeffery A Sorensen
                                          Title:   Vice President














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                                  EXHIBIT INDEX



                     Item 601(a) of
Exhibit              Regulation S-K
Number               Exhibit No.             Description
---------            -----------------       ------------------------------
1                    5.1                     Opinion and Consent of Counsel